UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 21, 2021

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Power Integrations, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (408) 414-9200

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	POWI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of matters to a Vote of Security Holders

Power Integrations, Inc. (“Power Integrations”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 21, 2021. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or against each matter, and the number of abstentions and broker non-votes with respect to each matter.

1.Power Integrations’ stockholders elected each of the directors proposed by Power Integrations for re-election; to serve until Power Integrations’ 2022 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Wendy Arienzo	55,010,249	1,073,763
Balu Balakrishnan	55,581,450	502,562
Nicholas E. Brathwaite	54,933,557	1,150,455
Anita Ganti	56,017,889	66,123
William L. George	55,346,057	737,955
Balakrishnan S. Iyer	54,858,224	1,225,788
Jennifer Lloyd	56,018,340	65,672
Necip Sayiner	55,973,975	110,037
Steven J. Sharp	55,372,807	711,205

There were 2,057,964 broker non-votes for this proposal.

2.Power Integrations’ stockholders approved, on an advisory basis, a resolution approving the compensation of Power Integrations’ named executive officers, as disclosed in Power Integrations’ proxy statement.  The tabulation of votes on this matter was as follows:

Shares voted for:	53,075,483
Shares voted against:	2,898,747
Shares abstaining:	109,782
Broker non-votes:	2,057,964

3.  Power Integrations’ stockholders approved the amendment and restatement of 2016 Incentive Award Plan, as disclosed in Power Integrations’ proxy statement.  The tabulation of votes on this matter was as follows:

Shares voted for:	54,114,402
Shares voted against:	1,944,194
Shares abstaining:	25,416
Broker non-votes:	2,057,964

4.  Power Integrations’ stockholders approved the amendment and restatement of the 1997 Employee Stock Purchase Plan, as disclosed in Power Integrations’ proxy statement.  The tabulation of votes on this matter was as follows:

Shares voted for:	55,751,803
Shares voted against:	326,223
Shares abstaining:	5,986
Broker non-votes:	2,057,964

5.  Power Integrations’ stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Power Integrations for its fiscal year ending December 31, 2021. The tabulation of votes on this matter was as follows:

Shares voted for:	57,611,030
Shares voted against:	481,220
Shares abstaining:	49,726
Broker non-votes:	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

May 25, 2021	/s/ Sandeep Nayyar
(Date)	Sandeep Nayyar
Chief Financial Officer